Exhibit 10.34

MANUFACTURING SERVICES AGREEMENT

THIS MANUFACTURING SERVICES AGREEMENT (the “Agreement ) is made effective as of February 15, 2010 (the “Effective Date”) between Resonetics LLC, a Delaware corporation having a place of business at 4 Bud Way #21, Nashua, New Hampshire (“RESONETICS”), and BioHorizons, Inc. a Delaware corporation having a place of business at 2300 Riverchase Center, Birmingham, AL 35244 (“BIOHORIZONS”)

WHEREAS. BIOHORIZONS desires to retain RESONETICS to provide certain manufacturing services with respect to certain of its products;

NOW, THEREFORE, for good and valuable consideration. the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

Section 1.               Agreement to Provide Services.

Subject to the terms and conditions of this Agreement.  RESONETICS agrees to provide laser ablation services (the “Services”) to B1OHORIZONS for the products and minimum quantities as set forth on Schedule A (the “Products”) for a period of 36 months commencing from and after the effective Date (such period is referred to herein as the “Term”) unless this Agreement is sooner terminated in accordance with Section 7. Subject to Section 7, BIOHORIZONS agrees that during the Term, all of its requirements for Services for the Products will be provided by RESONETICS and RESONETICS agrees to provide all of BIOHORIZONS’S requirements for Services for the Products during the Term.  Such Services will conform to the design and manufacturing specifications for each Product as provided in the drawings that accompany each order from BIOHORIZONS (the “Specifications”).

BIOHORIZONS shall deliver Products in need of Services (“Unprocessed Products”) to RESONETICS’s facility in Nashua, New Hampshire and BIOHORIZONS shall be responsible for all shipping and handling and related insurance costs for the Unprocessed Products.  All deliveries of Products by RESONETICS to BIOHORIZONS shall be FOB RESONETICS’ facility in Nashua, New Hampshire.  RESONETICS shall have no responsibility for risk of damage to or loss or delay of Products upon delivery by RESONETICS at the FOB location to the common carrier specified by BIOHORIZONS or, in the event that no carrier shall have been specified by BIOHORIZONS on or before the date ten (10) days prior to the requested shipment date, a common carrier reasonably selected by RESONETICS. BIOHORIZONS shall be responsible for all shipping and handling and related insurance costs for shipment of the Products from RESONETICS to BIOHORIZONS.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

RESONETICS agrees to upgrade existing beam delivery system from [***] beam to approximately [***] beam delivery system on or before February 15, 2010.  RESONETICS agrees to absorb the cost of the upgrade in exchange for this Agreement, whereby RESONETICS will supply 100% of the laser services needs of BIOHORIZONS.  As part of this Agreement BIOHORIZONS agrees to continue purchasing Products from RESONETICS.

Section 2.               Supply Price and Payment Terms.

The pricing of the Services to be paid by BIOHORIZONS to RESONETICS prior to the upgrade are as per Schedule A.  Pricing of the Services to be paid by BIOHORIZONS to RESONETICS after qualification of the upgrade are as per Schedule B, which incorporates a [***]% discount off the current pricing, shown in Schedule A.

The first [***] Products serviced by RESONETICS under this Agreement will be paid at existing pricing as detailed in Schedule A.  The remaining Products, along with the current Products after the first [***] parts, will be serviced at the rates outlined in Schedule B.  BIOHORIZONS agrees that RESONETICS will service a combined total of [***] parts per [***] period.  The Schedule B pricing schedule is based upon an anticipated approximate monthly volume of [***] and an anticipated annual volume of [***] pieces.

Both BIOHORIZONS and RESONETICS agree to review the volume expectation every [***] commencing 10 months after the Effective Date of this Agreement.

If BIOHORIZONS is unable to supply and take delivery from RESONETICS of [***] parts within the first [***] period from the Effective Date.  BIOHORIZONS agrees to pay RESONETICS $[***] per part for the quantity less than the agreed upon [***] parts serviced and delivered by RESONETICS in the same [***] period.  This fee will be invoiced as a NRE (non-refundable engineering) charge to BIOHORIZONS.  If BIOHORIZONS is unable to supply and receive [***] parts within the first year of the contract, then BIOHORIZONS will pay an additional NRE fee of $[***] for the quantity below [***] only.  BIOHORIZONS and RESONETICS further agree to review the annual requirements prior to the start of each additional [***] period.

Unless mutually agreed upon in a non-preprinted document signed by RESONETICS and BIOHORIZONS, the terms of payment for the Services rendered hereunder are [***] from the date of the invoice to BIOHORIZONS.

Schedule B includes pricing for the new Products (commonly referred to as full Laser-Lok implants and abutments) beyond the parts currently being laser processed by RESONETICS.  Actual pricing for such new Products may vary if the final client designs vary.

Section 3.               Orders.

(a)           Prior to the 15th day of each month preceding a calendar quarter, BIOHORIZONS shall submit a purchase order setting forth the quantity of Services and Product part numbers for the Services to be ordered during the next calendar quarter.  Each purchase order shall give rise to a contract between BIOHORIZONS and RESONETICS for the provisions of Services ordered and shall be subject to and governed by the terms of this Agreement.  The terms and conditions

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

of this Agreement shall so govern and supersede any additional or contrary terms set forth in BIOHORIZONS’s purchase order or any RESONETICS or BIOHORIZONS acceptance, confirmation, invoice or other document unless duly signed by an authorized officer of BIOHORIZONS and of RESONETICS and expressly stating and identifying which specific additional or contrary terms shall supersede the terms and conditions of this Agreement.

(b)           Provided that RESONETICS has received Unprocessed Products from BIOHORIZONS in a timely manner, RESONETICS shall provide all Services ordered pursuant to this Section in accordance with the schedule provided by BIOHORIZONS.

Section 4.               Confidential Information.

The parties agree not to disclose or use (except as permitted or required for performance by the party receiving such Confidential Information (as hereinafter defined) of its rights or duties hereunder or under other agreements between the parties or their affiliates) any Confidential Information of the other party obtained during the Term until the expiration of two years after the termination of this Agreement.  Each party further agrees to take reasonable measures (and in no event less than measures taken by such party with respect to its own Confidential Information) to prevent any such prohibited disclosure of Confidential Information by its present and future employees, officers, agents, subsidiaries, or consultants during such period. As used above, the term “Confidential Information” means any written or tangible information of one of the parties (the “disclosing party”) which is disclosed to the other party (the “receiving party”) that is not generally known to the public, including, without limitation, trade secrets and know-how, but excluding information which: (a) was already in the possession of or known by the receiving party prior to its receipt from the disclosing party; (b) is or becomes part of the public domain by reason of acts not attributable to the receiving party; (c) is or becomes available to receiving party from a source other than the disclosing party which source has rightfully obtained such information and, to the best of the receiving party’s knowledge, has no obligation of non-disclosure or confidentiality to the disclosing party with respect thereto; (d) has been independently developed by the receiving party without breach of this Agreement or use of any Confidential Information of the other party; or (e) has been or must be publicly disclosed by reason of legal, accounting or regulatory requirements beyond the reasonable control of the receiving party provided the receiving party provides the disclosing party notice of the intended disclosure in order for the disclosing party to take such action it deems appropriate to protect the confidentiality of the information to be disclosed.

Section 5.               Representation and Warranty

RESONETICS represents and warrants that the Services performed on the Products will be rendered to produce machined products (“Machined Product”) which conform to the Specifications

In the event that BIOHORIZONS determines that any of the Machined Product fails to conform with the Specifications (each such Product, a “Non-Conforming Product”), BIOHORIZONS shall report the same to RESONETICS in writing within 30 days after delivery thereof to BIOHORIZONS.  Any Machined Product not rejected by BIOHORIZONS by written notice to

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

RESONETICS within such 30 day period shall be deemed to have been accepted by BIOHORIZONS for purposes of this Section 5.

At BIOHORIZONS’s option, RESONETICS shall either —provide services to promptly replace any such Non-Conforming Product at no additional cost or issue a credit for the services rendered to produce such Non-Conforming Product.

Section 6.               Indemnities.

RESONETICS’ Indemnification.  RESONETICS hereby agrees that it shall indemnify, defend and hold harmless BIOHORIZONS from any and all losses, claims, damages, liabilities or related expenses (including, without limitation, amounts paid in settlement and reasonable costs of investigation and reasonable attorneys’ fees) (hereinafter collectively the “Losses”) resulting from or arising out of third party claims against BIOHORIZONS where there is an adjudicated finding that Resonetics committed: (i) the breach of any representations, warranties or covenants made by RESONETICS in this Agreement; (ii) the gross negligence, bad faith, intentional or willful misconduct of RESONETICS or its employees or other representatives in connection with the performance of its obligations under this Agreement; or (iii) any Product Liability Damages (as defined below) with respect to the Products or Manufactured Products resulting from acts or omissions of RESONETICS.

BIOHORIZONS’ Indemnification.  BIOHORIZONS hereby agrees that it shall indemnify, defend and hold harmless RESONETICS from any and all Losses resulting from or arising out of third party claims against RESONETICS for any matter relating to the Products or the Manufactured Products, except those described in the previous paragraph.

During the Term, BIOHORIZONS hereby agrees that it will protect, indemnify and hold RESONETICS harmless from any and all Losses and will, at its own expense, defend any and all actions, suits, demands or claims brought against RESONETICS by a third party for infringement of any patent, trademark, copyright or other proprietary right based upon RESONETICS use of and machining of Product in connection with the performance of its obligations under this Agreement (including the manufacture and delivery of Machined Product as provided for in this Agreement). In the event of any action described in this paragraph, if BIOHORIZONS is unable to remedy the alleged infringement with respect to the Product or Machined Product, upon notice from BIOHORIZONS, RESONETICS shall have the option of immediately terminating the Agreement.

In the event that either party receives notice of a claim or demand that is subject to indemnification under this Section 6, such party shall promptly give notice thereof to the other party, stating the nature and basis of the claim and the action or estimated amount thereof.  In the event any action, suit or proceeding is brought against any party entitled to be indemnified hereunder, the party obligated to indemnify the other shall have the right, in its sole cost and expense, to defend such action in the name and on behalf of the indemnified party and, in connection with any such action, suit or proceeding, the parties hereto agree to render to each other such assistance as may be reasonably required in order to ensure the proper and adequate defense of any such action, suit or proceeding.  In the event that the party obligated to indemnify fails to properly and effectively indemnify such claim, then the party entitled to indemnification

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

may defend such claim with counsel of its own choosing at the expense of the party obligated to indemnify.  No party hereto shall make any settlement of any claim which might give rise to liability of another party hereto under the indemnity provisions contained herein without the written consent of the other party, which consent such other party covenants shall not be unreasonably withheld.

Product Liability Damages.  As used in this Section 6, “Product Liability Damages” means any Losses arising in whole or in part out of claims of third parties against RESONETICS for personal injury or loss of or damage to property relating to or arising out of the Products or Machined Product, whether based on strict liability in tort, negligent manufacture of product, or any other allegation of liability arising from the design, testing, manufacture, packaging or labeling (including instructions for use) of the Machined Product.

Section 7.               Termination.

Without prejudice to any other remedies that either party may have against the other, this Agreement may be terminated upon the occurrence of any of the following events:

(i)            by either party, if the other party commits a material breach (including delivery and quality performance) of any of the terms of this Agreement, and, in the case of a material breach capable of remedy, fails to remedy the same within 30 days after receipt of a written notice detailing the facts alleged to give rise to the material breach and requiring it to be remedied;

(ii)           by either party, if the other party will (A) apply for or consent to the appointment of a receiver, trustee, custodian, intervenor or liquidator of itself or of all or a substantial part of its assets, (B) file a voluntary petition in bankruptcy or admit in writing that it is unable to pay its debts as they become due, (C) make a general assignment for the benefit of creditors, (D) file a petition or answer seeking reorganization of an arrangement with creditors or to take advantage of any bankruptcy or insolvency laws, (E) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against it in any bankruptcy, reorganization or insolvency proceeding, or (F) take corporate action for the purpose of effecting any of the foregoing.

Upon the expiration or termination of this Agreement, the parties’ rights and obligations hereunder shall terminate; provided that (i) nothing herein shall be construed to release either party from any obligation that matured prior to the effective date of such termination or expiration and (ii) the parties rights and obligations pursuant to Sections 4, 6 and 8 and any and all other terms and provisions hereof intended to be observed and performed by the parties after the termination or expiration hereof, shall survive such termination or expiration.

Section 8.               Miscellaneous.

Entire Agreement: Amendments; No Waiver.  This Agreement and any related schedules contemplated in this Agreement constitute the complete and exclusive statement of the terms and conditions of the agreement between RESONETICS and BIOHORIZONS and supersedes all prior representations, agreements, or communications, either oral or written, between the parties with respect to the subject matter contained in this Agreement. No modification, amendment,

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

rescission, waiver or other change to this contract will be binding on RESONETICS or BIOHORIZONS, nor may any claim or right arising out of breach of this contract be discharged, in whole or in part, by waiver or renunciation of the claim or right, unless made in writing and signed by a duly authorized representative of RESONETICS and BIOHORIZONS.  No field representative of RESONETICS or BIOHORIZONS has authority to sign such in writing.  The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall not, absent an express written waiver signed by the party making such waiver specifying the provision being waived, be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part thereof or the right of the party thereafter to enforce each and every such provision.  No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

Assignment; No Third Party Beneficiaries.  Neither party will assign, delegate, or subcontract any of its obligations hereunder to any third party without the express written consent of the other party, including by operation of law or for events leading to a change of control of a party.  There are no third party beneficiaries to either party’s rights under this Agreement.

Validity.  In the event any one or more of the provisions contained in this contract will for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability will not affect any other provision hereof, and this contract will be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

Notices.  Any notice, request, claim, demand or other communication to be given by any party hereunder will be in writing and will be deemed sufficient if delivered personally or by facsimile (receipt confirmed electronically) or sent by registered or certified mail, postage prepaid, or sent by overnight courier addressed as follows:

Resonetics LLC

4 Bud Way #21

Nashua, New Hampshire 03063

Attn: Clifford Gabay, President

Fax: 603 521-6245

BioHorizons, Inc.

2300 Riverchase Center

Birmingham, AL 35244

Attn: Kendyl D. Lowe, Executive Vice President and CFO

Fax: 205 870-0304

or such other address as the person to whom notice is given may have previously furnished to the other in writing in the manner set forth above.  Such communication will be deemed to have been delivered (i) on the day of delivery if delivered personally or via facsimile, (ii) three business days after mailing if sent by mail, or (iii) one business day after delivery to an overnight courier service, if sent by overnight courier, provided that notice of any change of address will be effective only upon receipt thereof.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Applicable Law.  This Agreement will be governed by and construed in accordance with the domestic laws of the State of New Hampshire, without regard to its conflicts of laws principles.

Parties in Interest.  This Agreement will be binding upon and inure to the benefit of each party hereto and each of their respective permitted successors and assigns.

Counterparts.  This Agreement may be executed in two or more counterparts, each of which will be deemed to be an original, but all of which will constitute one and the same agreement.

Force Majeure.  Neither party will be responsible or liable for losses or damages arising from any failure of such party to perform or delays in such party’s performance due, in whole or in part, to causes beyond its reasonable control, but only for the duration of such event.

No public announcement.  Neither party shall issue any press release or make any other public announcement (including any announcement to employees) relating to the subject matter of this Agreement without first having received the prior written approval of the other party.

Section 9.               Capacity

If the demand increases beyond the current forecast, BIOHORIZONS shall provide RESONETICS a written notification that demand has increased and RESONETICS is asked to increase capacity within four (4) months of written notification.  If RESONETICS fails to meet such increase in demand, then BIOHORIZONS reserves the right to seek an alternative supplier of laser ablation services. Furthermore, this Agreement is based upon RESONETICS meeting the standard terms and conditions outlined by BioHorizons purchase order, including pricing, quality and delivery.

Section 10.             Laser-Lok Process

RESONETICS will not apply Laser-Lok to dental devices of any competitor of BIOHORIZONS during the Term.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, the parties have set their hands as of the date first written above.

BIOHORIZONS:
BIOHORIZONS INC.

/s/ Kendyl D. Lowe		12/10/09

By: Kendyl D. Lowe

Its: Executive Vice President and CEO

RESONETICS:
RESONETICS, LLC

/s/ Clifford Gabay	December 10, 2009

By:	Clifford Gabay
It:	President

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Schedule A

Pricing Schedule for Current Products

Pan Number	Unit Price		Part Number	Unit Price

TLR 3809-C	$	[***]	LSYR 350 7C	$	[***]
TLR-3810-C	$	[***]	L.SYR 350 9C	$	[***]
TLR 3812-C	$	[***]	LSYR 351 05C	$	[***]
TLR 3815-C	$	[***]	LSYR 351 2C	$	[***]
			LSYR 351 5C	$	[***]
TLR 4607-C	$	[***]
TLR 4609-C	$	[***]	LSYR 400 7C	$	[***]
TLR 4610-C	$	[***]	LSYR 400 9C	$	[***]
TLR 4612-C	$	[***]	LSYR 401 050	$	[***]
TLR 4615-C	$	[***]	LSYR 401 2C	$	[***]
			LSYR 401 2C	$	[***]
TLR 5807-C	$	[***]
TLR 5809-C	$	[***]	LSGR 400 7C	$	[***]
TLR 5810-C	$	[***]	LSGR 400 90	$	[***]
TLR 5812-C	$	[***]	LSGR 401 05C	$	[***]
TLR 5815-C	$	[***]	LSGR 401 2C	$	[***]
			LSGR 401 2C	$	[***]
LPYR 350 9C	$	[***]
LPYR 351 05C	$	[***]	LSBR 500 7C	$	[***]
LPYR 351 2C	$	[***]	LSBR 500 9C	$	[***]
LPYR 351 5C	$	[***]	LSBR 501 05C	$	[***]
			LSBR 501 2C	$	[***]
LPGR 400 9C	$	[***]	LSBR 501 5C	$	[***]
LPGR 40105C	$	[***]
LPGR 401 2C	$	[***]	LSBR 500 7C	$	[***]
LPGR 401 5C	$	[***]	LSBR 500 9C	$	[***]
			LSBR 501 05C	$	[***]
			LSBR 501 2C	$	[***]
LPBR 500 9C	$	[***]	LSBR 501 5C	$	[***]
LPBR 501 05C	$	[***]
LPBR 501 2C	$	[***]	LSBR 600 7C	$	[***]
LPBR 501 5C	$	[***]	LSBR 600 9C	$	[***]
			LSBR 601 05C	$	[***]
LPBR 600 9C	$	[***]	LSBR 601 2C	$	[***]
LPBR 601 05V	$	[***]	LSBR 601 5C	$	[***]
LPBR 601 2C	$	[***]
LPBR 601 5C	$	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

BioHorizons Abutment Pricing 10/5109

Part No.	Part Name	Unit Price
PGBAL1-C	Internal 4.5mm Ball Abutment, 1mm Laser-Lok Collar	$	[***]
PGBAL3-C	Internal 4.5mm Ball Abutment, 3mm Laser-Lok Collar	$	[***]
PYBAL1-C	Internal 3.5mm Ball Abutment, 1mm Laser-Lok Collar	$	[***]
PYBAL3-C	Internal 3.5mm Ball Abutment, 3mm Laser-Lok Collar	$	[***]

SPYHAO8L-C	Internal 3.5 plat Simp Sol Healing Abutment, 0.8 Laser-Lok Collar	$	[***]
SPYHA18L-C	Internal 3.5 plat Simp Sol Hearing Abutment 1.8 Laser-Lok Collar	$	[***]
SPGHA08L-C	Internal 4.5 plat Simp Sol Healing Abutment, 0.8 Laser-Lok Collar	$	[***]
SPGHA181-C	Internal 4.5 plat Simp Sol Healing Abutment, 1.8 Laser-Lok Caw	$	[***]
SPBHA08L-C	Internal 5.7 plat Simp Sol Healing Abutment, 0.8 Laser-Lok Collar	$	[***]
SPSHA181-C	Internal 5.7 plat Simp Sol Healing Abutment. 1.8 Laser-Lok Collar	$	[***]

SPY4008L-C	Internal 3.5 plat Simp Sot Healing Abut 4.0 hgt,0.8 Laser-Lok Collar	$	[***]
SPY4018L-C	Internal 3.5 plat Simp Sot Healing Abut 4.0 hgt, 1.8 Laser-Lok Collar	$	[***]
SPG4008L-C	Internal 4.5 plat Simp Sol Healing Abut 4.0 hgt, 0.8 Laser-Lok Collar	$	[***]
SPG4018L-C	Internal 4.5 plat Simp Sot Healing Abut 4.0 hgt, 1.8 Laser-Lok Collar	$	[***]
SPB4008L-C	Internal 5.7 plat Simp Sol Hearing Abut 4.0 hgt, 0.8 Laser-Lok Collar	$	[***]
SPE14018L-C	Internal 5.7 plat Simp Sol Healing Abut 4.0 hgt. 1.8 Laser-Lok Collar	$	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Schedule B

Pricing Guidelines for full Laser-Lok Implants and Abutments

The following price list consists of two sections.  The first section is the revised price list for the components currently being processed by Resonetics.  The second section is a guideline for full Laser Lok implants and abutments. The full Laser Lok implant and abutment prices may not reflect the final pricing as product designs may change. Part numbers utilized in the Laser Lok and abutments are for reference only.

Section One - Revised Pricing for Current Products

Part Number	Unit Price		Part Number	Unit Price

TLR 3809-C	$	[***]	LSYR 350 7S	$	[***]
TLR-3810-C	$	[***]	LSYR 350 9S	$	[***]
TLR 3812-C	$	[***]	LSYR 351 05S	$	[***]
TLR 3815-C	$	[***]	LSYR 351 2S	$	[***]
			LSYR 351 5S	$	[***]
TLR 4607-C	$	[***]
TLR 4609-C	$	[***]	LSYR 400 7S	$	[***]
TLR 4610-C	$	[***]	LSYR 400 9S	$	[***]
TLR 4612-C	$	[***]	LSYR 401 05S	$	[***]
TLR 4615-C	$	[***]	LSYR 401 2S	$	[***]
			LSYR 401 2S	$	[***]
TLR 5807-C	$	[***]
TLR 5809-C	$	[***]	LSGR 400 7S	$	[***]
TLR 5810-C	$	[***]	LSGR 400 OS	$	[***]
TLR 5812-C	$	[***]	LSGR 401 05S	$	[***]
TLR 5815-C	$	[***]	LSGR 401 2S	$	[***]
			LSGR 401 5S	$	[***]
LPYR 350 9S	$	[***]
LPYR 351 05S	$	[***]	LSGR 500 7S	$	[***]
LPYR 351 2S	$	[***]	LSGR 500 9S	$	[***]
LPYR 351 5S	$	[***]	LSGR 501 05	$	[***]
			LSGR 501 2S	$	[***]
LPGR 400 9S	$	[***]	LSGR 501 5S	$	[***]
LPGR 401 05S	$	[***]
LPGR 401 28	$	[***]	LSBR 500 7S	$	[***]
LPGR 401 5S	$	[***]	LSBR 500 9S	$	[***]
			LSBR 501 05S	$	[***]
LPBR 500 9S	$	[***]	LSBR 501 2S	$	[***]
LPBR 501 05S	$	[***]	LSBR 501 5S	$	[***]
LPBR 501 2S	$	[***]
LPBR 5015S	$	[***]	LSBR 600 7S	$	[***]
			LSBR 600 9S	$	[***]
LPBR 600 9S	$	[***]	LSBR 601 05S	$	[***]
LPBR 601 05S	$	[***]	LSBR 601 2S	$	[***]
LPBR 601 2S	$	[***]	LSBR 601 5S	$	[***]
LPBR 601 5S	$	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Section Two — Pricing for Future Products

BioHorizons Parts Pricing — Implants with Full Laser-Lok Patterning 10/5/09

Part No.	Part Name	Dwg. No.	# Passes	Unit Price
TLR3809-C	Tapered Internal implant, ☐.8 x 9mm, RBT w/Laser-Lok	TLR3809-C – TLR5815-C	[***]	$	[***]
TLR3810-C	Tapered Internal implant, ☐.8 x 10.5mm, RBT w/Laser-Lok	TLR3809-C – TLR5815-C	[***]	$	[***]
TLR3812-C	Tapered Internal implant, ☐.8 x 12mm, RBT w/Laser-Lok	TLR3809-C – TLR5815-C	[***]	$	[***]
TLR3815-C	Tapered Internal implant, ☐.8 x 15mm, RBT w/Laser-Lok	TLR3809-C – TLR5815-C	[***]	$	[***]
TLR4607-C	Tapered Internal implant, ☐.6 x 7.5mm, RBT w/Laser-Lok	TLR3809-C – TLR5815-C	[***]	$	[***]
TLR4609-C	Tapered Internal implant, ☐.6 x 9mm, RBT w/Laser-Lok	TLR3809-C – TLR5815-C	[***]	$	[***]
TLR4610-C	Tapered Internal implant, ☐.6 x 10.5mm, RBT w/Laser-Lok	TLR3809-C – TLR5815-C	[***]	$	[***]
TLR4612-C	Tapered Internal implant, ☐.6 x 12mm, RBT w/Laser-Lok	TLR3809-C – TLR5815-C	[***]	$	[***]
TLR4615-C	Tapered Internal implant, ☐.6 x 15mm, RBT w/Laser-Lok	TLR3809-C – TLR5815-C	[***]	$	[***]
TLR5807-C	Tapered Internal implant, ☐.8 x 7.5mm, RBT w/Laser-Lok	TLR3809-C – TLR5815-C	[***]	$	[***]
TLR5809-C	Tapered Internal implant, ☐.8 x 9mm, RBT w/Laser-Lok	TLR3809-C – TLR5815-C	[***]	$	[***]
TLR5810-C	Tapered Internal implant, ☐.8 x 10.5mm, RBT w/Laser-Lok	TLR3809-C – TLR5815-C	[***]	$	[***]
TLR5812-C	Tapered Internal implant, ☐.8 x 12mm, RBT w/Laser-Lok	TLR3809-C – TLR5815-C	[***]	$	[***]
TLR5815-C	Tapered Internal implant, ☐.8 x 15mm, RBT w/Laser-Lok	TLR3809-C – TLR5815-C	[***]	$	[***]

LPYR3509-C	Internal Hex Implant “X”, Laser-Lok 3.5 x 9mm, 3.5 Platform	LPYR3509-C – LPBR6015-C	[***]	$	[***]
LPYR35105-C	Internal Hex Implant “X”, Laser-Lok 3.5 x 10.5mm, 3.5 Platform	LPYR3509-C – LPBR6015-C	[***]	$	[***]
LPYR3512-C	Internal Hex Implant “X”, Laser-Lok 3.5 x 12mm, 3.5 Platform	LPYR3509-C – LPBR6015-C	[***]	$	[***]
LPYR3515-C	Internal Hex Implant “X”, Laser-Lok 3.5 x 15mm, 3.5 Platform	LPYR3509-C – LPBR6015-C	[***]	$	[***]
LPGR4009-C	Internal Hex Implant “X”, Laser-Lok 4.0 x 9mm, 4.5 Platform	LPYR3509-C – LPBR6015-C	[***]	$	[***]
LPGR40105-C	Internal Hex Implant “X”, Laser-Lok 4.0 x 10.5mm, 4.5 Platform	LPYR3509-C – LPBR6015-C	[***]	$	[***]
LPGR4012-C	Internal Hex Implant “X”, Laser-Lok 4.0 x 12mm, 4.5 Platform	LPYR3509-C – LPBR6015-C	[***]	$	[***]
LPGR4015-C	Internal Hex Implant “X”, Laser-Lok 4.0 x 15mm, 4.5 Platform	LPYR3509-C – LPBR6015-C	[***]	$	[***]
LPBR5009-C	Internal Hex Implant “X”, Laser-Lok 5.0 x 9mm, 5.7 Platform	LPYR3509-C – LPBR6015-C	[***]	$	[***]
LPBR50105-C	Internal Hex Implant “X”, Laser-Lok 5.0 x 10.5mm, 5.7 Platform	LPYR3509-C – LPBR6015-C	[***]	$	[***]
LPBR5012-C	Internal Hex Implant “X”, Laser-Lok 5.0 x 12mm, 5.7 Platform	LPYR3509-C – LPBR6015-C	[***]	$	[***]
LPBR5015-C	Internal Hex Implant “X”, Laser-Lok 5.0 x 15mm, 5.7 Platform	LPYR3509-C – LPBR6015-C	[***]	$	[***]
LPBR6009-C	Internal Hex Implant “X”, Laser-Lok 6.0 x 9mm, 5.7 Platform	LPYR3509-C – LPBR6015-C	[***]	$	[***]
LPBR60105-C	Internal Hex Implant “X”, Laser-Lok 6.0 x 10.5mm, 5.7 Platform	LPYR3509-C – LPBR6015-C	[***]	$	[***]
LPBR6012-C	Internal Hex Implant “X”, Laser-Lok 6.0 x 12mm, 5.7 Platform	LPYR3509-C – LPBR6015-C	[***]	$	[***]
LPBR6015-C	Internal Hex Implant “X”, Laser-Lok 6.0 x 15mm, 5.7 Platform	LPYR3509-C – LPBR6015-C	[***]	$	[***]

LSYR3507-C	Single-stage Implant “X”, Laser-Lok 3.5 x 7mm, 3.5 platform	LSYR3507-C – LSBR6015-C	[***]	$	[***]
LSYR3509-C	Single-stage Implant “X”, Laser-Lok 3.5 x 9mm, 3.5 platform	LSYR3507-C – LSBR6015-C	[***]	$	[***]
LSYR35105-C	Single-stage Implant “X”, Laser-Lok 3.5 x10.5mm, 3.5 platform	LSYR3507-C – LSBR6015-C	[***]	$	[***]
LSYR3512-C	Single-stage Implant “X”, Laser-Lok 3.5 x 12mm, 3.5 platform	LSYR3507-C – LSBR6015-C	[***]	$	[***]
LSYR3515-C	Single-stage Implant “X”, Laser-Lok 3.5 x 15mm, 3.5 platform	LSYR3507-C – LSBR6015-C	[***]	$	[***]
LSYR4007-C	Single-stage Implant “X”, Laser-Lok 4.0 x 7mm, 3.5 platform	LSYR3507-C – LSBR6015-C	[***]	$	[***]
LSYR4009-C	Single-stage Implant “X”, Laser-Lok 4.0 x 9mm, 3.5 platform	LSYR3507-C – LSBR6015-C	[***]	$	[***]
LSYR40105-C	Single-stage Implant “X”, Laser-Lok 4.0 x 10.5mm, 3.5 platform	LSYR3507-C – LSBR6015-C	[***]	$	[***]
LSYR4012-C	Single-stage Implant “X”, Laser-Lok 4.0 x 12mm, 3.5 platform	LSYR3507-C – LSBR6015-C	[***]	$	[***]
LSYR4015-C	Single-stage Implant “X”, Laser-Lok 4.0 x 15mm, 3.5 platform	LSYR3507-C – LSBR6015-C	[***]	$	[***]
LSGR4007-C	Single-stage Implant “X”, Laser-Lok 4.0 x 7mm, 4.5 platform	LSYR3507-C – LSBR6015-C	[***]	$	[***]
LSGR4009-C	Single-stage Implant “X”, Laser-Lok 4.0 x 9mm, 4.5 platform	LSYR3507-C – LSBR6015-C	[***]	$	[***]
LSGR40105-C	Single-stage Implant “X”, Laser-Lok 4.0 x 10.5mm, 4.5 platform	LSYR3507-C – LSBR6015-C	[***]	$	[***]
LSGR4012-C	Single-stage Implant “X”, Laser-Lok 4.0 x 12mm, 4.5 platform	LSYR3507-C – LSBR6015-C	[***]	$	[***]
LSGR4015-C	Single-stage Implant “X”, Laser-Lok 4.0 x 15mm, 4.5 platform	LSYR3507-C – LSBR6015-C	[***]	$	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

LSGR5007-C	Single-stage Implant “X”, Laser-Lok 5.0 x 7mm, 4.5 platform	LSYR3507-C – LSBR6015-C	[***]	$	[***]
LSGR5009-C	Single-stage Implant “X”, Laser-Lok 5.0 x 9mm, 4.5 platform	LSYR3507-C – LSBR6015-C	[***]	$	[***]
LSGR50105-C	Single-stage Implant “X”, Laser-Lok 5.0 x 10.5mm, 4.5 platform	LSYR3507-C – LSBR6015-C	[***]	$	[***]
LSGR5012-C	Single-stage Implant “X”, Laser-Lok 5.0 x 12mm, 4.5 platform	LSYR3507-C – LSBR6015-C	[***]	$	[***]
LSGR5015-C	Single-stage Implant “X”, Laser-Lok 5.0 x 15mm, 4.5 platform	LSYR3507-C – LSBR6015-C	[***]	$	[***]
LSBR5007-C	Single-stage Implant “X”, Laser-Lok 5.0 x 7mm, 5.7 platform	LSYR3507-C – LSBR6015-C	[***]	$	[***]
LSBR5009-C	Single-stage Implant “X”, Laser-Lok 5.0 x 9mm, 5.7 platform	LSYR3507-C – LSBR6015-C	[***]	$	[***]
LSBR50105-C	Single-stage Implant “X”, Laser-Lok 5.0 x 10.5mm, 5.7 platform	LSYR3507-C – LSBR6015-C	[***]	$	[***]
LSBR5012-C	Single-stage Implant “X”, Laser-Lok 5.0 x 12mm, 5.7 platform	LSYR3507-C – LSBR6015-C	[***]	$	[***]
LSBR5015-C	Single-stage Implant “X”, Laser-Lok 5.0 x 15mm, 5.7 platform	LSYR3507-C – LSBR6015-C	[***]	$	[***]
LSBR6007-C	Single-stage Implant “X”, Laser-Lok 6.0 x 7mm, 5.7 platform	LSYR3507-C – LSBR6015-C	[***]	$	[***]
LSBR6009-C	Single-stage Implant “X”, Laser-Lok 6.0 x 9mm, 5.7 platform	LSYR3507-C – LSBR6015-C	[***]	$	[***]
LSBR60105-C	Single-stage Implant “X”, Laser-Lok 6.0 x 10.5mm, 5.7 platform	LSYR3507-C – LSBR6015-C	[***]	$	[***]
LSBR6012-C	Single-stage Implant “X”, Laser-Lok 6.0 x 12mm, 5.7 platform	LSYR3507-C – LSBR6015-C	[***]	$	[***]
LSBR6015-C	Single-stage Implant “X”, Laser-Lok 6.0 x 15mm, 5.7 platform	LSYR3507-C – LSBR6015-C	[***]	$	[***]

TP3105L-C	Two-piece 3.0 Implant, 10.5mm, Laser-Lok	TP3105L-C – TP315L-C	[***]	$	[***]
TP3125L-C	Two-piece 3.0 Implant, 12mm, Laser-Lok	TP3105L-C – TP315L-C	[***]	$	[***]
TP315L-C	Two-piece 3.0 Implant, 15mm, Laser-Lok	TP3105L-C – TP315L-C	[***]	$	[***]

BioHorizons Abutment Pricing 10/5/09

Part No.	Part Name	Unit Price
PGBAL1-C	Internal 4.5mm Ball Abutment, 1mm Laser-Lok Collar	$	[***]
PGBAL3-C	Internal 4.5mm Ball Abutment, 3mm Laser-Lok Collar	$	[***]
PYBAL1-C	Internal 3.5mm Ball Abutment, 1mm Laser-Lok Collar	$	[***]
PYBAL3-C	Internal 3.5mm Ball Abutment, 3mm Laser-Lok Collar	$	[***]

SPYHA08L-C	Internal 3.5 plat Simp Sol Healing Abutment, 0.8 Laser Lok Collar	$	[***]
SPYHA18L-C	Internal 3.5 plat Simp Sol Healing Abutment, 1.8 Laser Lok Collar	$	[***]
SPGHA08L-C	Internal 4.5 plat Simp Sol Healing Abutment, 0.8 Laser Lok Collar	$	[***]
SPGHA18L-C	Internal 4.5 plat Simp Sol Healing Abutment, 1.8 Laser Lok Collar	$	[***]
SPBHA08L-C	Internal 5.7 plat Simp Sol Healing Abutment, 0.8 Laser Lok Collar	$	[***]
SPBHA18L-C	Internal 5.7 plat Simp Sol Healing Abutment, 1.8 Laser Lok Collar	$	[***]

SPY4008L-C	Internal 3.5 plat Simp Sol Healing Abut 4.0 hgt, 0.8 Laser Lok Collar	$	[***]
SPY4018L-C	Internal 3.5 plat Simp Sol Healing Abut 4.0 hgt, 1.8 Laser Lok Collar	$	[***]
SPG4008L-C	Internal 4.5 plat Simp Sol Healing Abut 4.0 hgt, 0.8 Laser Lok Collar	$	[***]
SPG4018L-C	Internal 4.5 plat Simp Sol Healing Abut 4.0 hgt, 1.8 Laser Lok Collar	$	[***]
SPB4008L-C	Internal 5.7 plat Simp Sol Healing Abut 4.0 hgt, 0.8 Laser Lok Collar	$	[***]
SPB4018L-C	Internal 5.7 plat Simp Sol Healing Abut 4.0 hgt, 1.8 Laser Lok Collar	$	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

AMENDMENT NO. 1 TO MANUFACTURING SERVICES AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of January 11, 2011, to the MANUFACTURING SERVICES AGREEMENT (the “Agreement”) effective as of February 15, 2010 is made by and between BioHorizons, Inc., a Delaware corporation (“BioHorizons”) and Resonetics, LLC, a Delaware limited liability company (“Resonetics”).  Capitalized terms used and not otherwise defined in this Amendment are used herein as defined in the Agreement.

W I T N E S S E T H:

WHEREAS, the parties desire to amend the Agreement in order to revise the term.

WHEREAS, in accordance with Section 8 of the Agreement, the parties have agreed to amend certain provisions of the Agreement, as set forth below.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.               Amendment to First Paragraph of Section 1. The Agreement is hereby amended by deleting the text of the first paragraph of Section 1 in its entirety and inserting the following text in its place:

“Subject to the terms and conditions of this Agreement, RESONETICS agrees to provide laser ablation services (the “Services”) to BIOHORIZONS for the products and minimum quantities as set forth on Schedule B (the “Products”) until December 31, 2015 (the “Initial Term”).  After the Initial Term, this Agreement shall be automatically renewed through December 31 of the following year unless either party gives the other party written notice not to renew this Agreement at least one year before the proposed termination date (such period, including the Initial Term, is referred to herein as the “Term”).  Notwithstanding the preceding two sentences, this Agreement may be sooner terminated in accordance with Section 7.  Subject to Section 7, BIOHORIZONS agrees that during the Term, all of its requirements for Services for the Products will he provided by RESONETICS and RESONETICS agrees to provide all of BIOHORIZONS’S requirements for Services for the Products during the Term.  Such Services will conform to the design and manufacturing specifications for each Product as provided in the drawings that accompany each order from BIOHORIZONS (the “Specifications”).”

2.               Amendment to Section 2.  The Agreement is hereby amended by deleting the text of Section 2 in its entirety and inserting the following text in its place:

“Pricing of the Services to be paid by BIOHORIZONS to RESONETICS are as per Schedule B.

BIOHORIZONS agrees that RESONETICS will service a combined total of [***] parts per [***] period.  The Schedule B pricing schedule is based upon an anticipated approximate monthly volume of [***] and an anticipated annual volume of [***] pieces.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

If BIOHORIZONS is unable to supply and take delivery from RESONETICS of [***] parts during any calendar year, BIOHORIZONS agrees to pay RESONETICS $[***] per part for the quantity less than the agreed upon [***] parts serviced and delivered by RESONETICS in such calendar year. BIOHORIZONS and RESONETICS agree to review the annual requirements prior to the start of each calendar year.

Unless mutually agreed upon in a non-preprinted document signed by RESONETICS and BIOHORIZONS, the terms of payment for the Services rendered hereunder are [***] from the date of the invoice to BIOHORIZONS.

Schedule B includes pricing for the new Products (commonly referred to as full Laser-Lok implants and abutments) beyond the parts currently being laser processed by RESONETICS. Actual pricing for such new Products may vary if the final client designs vary.”

3.               Schedule A.  The text of Schedule A is hereby deleted in its entirety from the Agreement and replaced with: “Intentionally Omitted.”

4.               Full Force and Effect.  Except as modified by this Amendment, all other terms and conditions in the Agreement shall remain in full force and effect.

5.               Effect.  Unless the context otherwise requires, the Agreement and this Amendment shall be read together and shall have effect as if the provisions of the Agreement, and this Amendment were contained in one agreement.  After the effective date of this Amendment, all references in the Agreement to “This Agreement,” “hereto,” “hereof,” “hereunder” or words of like import referring to the Agreement shall mean the Agreement as modified by this Amendment.

6.               Counterparts.  This Amendment may be executed in separate counterparts, all of which taken together shall constitute a single instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the day and year first above written.

Resonetics, LLC		BioHorizons, Inc.

By:	/s/ Clifford Gabay	By:	/s/ R. Steven Boggan
Name: Clifford Gabay		Name: Steve Boggan
Title: President		Title: CEO

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.